Exhibit 10.4.2

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (as amended, modified and supplemented and in effect from time to time, this “Agreement”) dated as of October 27, 2011, is from GIT HERITAGE IV MEZZ, LLC, a Delaware limited liability company (“Pledgor”) to JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America (together with its successors and assigns, “Lender”).

R E C I T A L S:

A. Pursuant to that certain Mezzanine Loan Agreement of even date herewith between Pledgor and Lender (as amended, restated, replaced, supplemented or otherwise modified, the “Loan Agreement”), Lender agreed to make a loan in the amount of $4,000,000.00 (the “Loan”) to Pledgor. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

B. To secure Pledgor’s obligations under the Loan Documents, Pledgor is required, among other things, to pledge, and by this Agreement does pledge, among other things, all of its right, title and interest in, to and under the Collateral (as defined below).

NOW, THEREFORE, in consideration of the foregoing and in order to induce Lender to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I - GRANT OF SECURITY INTEREST; COLLATERAL

Section 1.1. Collateral. As security for the full and punctual payment of the Debt and performance of Pledgor’s obligations under the Loan Documents and Pledgor’s obligations under this Agreement (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a)), whether allowed or allowable as claims) (collectively, the “Secured Obligations”), Pledgor hereby grants, pledges, hypothecates, transfers and assigns to Lender a first priority and continuing lien on, and first priority security interest, in, and, in furtherance of such grant, pledge, hypothecation, transfer and assignment, hereby transfers and assigns to Lender as collateral security, all of Pledgor’s right, title, ownership, equity or other interests in and to the following, whether now owned or hereafter acquired, now existing or hereafter arising and wherever located (collectively, the “Collateral”):

(a) The legal and beneficial ownership interests in and to (including, without limitation, all Equity Interests (hereinafter defined)) in the Persons described in Schedule 1 attached hereto (each, a “Pledged Entity”) as and to the extent of the pledged Equity Interests described on said Schedule 1 (collectively, the “Pledged Equity”);

(b) all rights, privileges, general intangibles, payments intangibles, voting rights, authority and power arising from its interest in the Pledged Equity;

(c) the capital of Pledgor and any and all profits, losses, Distributions (as defined below), and allocations attributable to the Pledged Equity as well as the proceeds of any Distribution thereof, whether arising under the terms of any Organizational Agreement (as defined below) or otherwise;

(d) all other payments, if any, due or to become due, to Pledgor and all other present or future claims by Pledgor against any Pledged Entity, or in respect of the Pledged Equity, under or arising out of (i) any Organizational Agreement, (ii) monies loaned or advanced, for services rendered or otherwise, (iii) any other contractual obligations, commercial tort claims, supporting obligations, damages, insurance proceeds, condemnation awards or other amounts due to Pledgor from any Pledged Entity or with respect to the Pledged Equity;

(e) Pledgor’s claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under or arising out of the ownership of the Pledged Equity;

(f) to the extent permitted by applicable law, Pledgor’s rights, if any, in any Pledged Entity pursuant to any Organizational Agreement, or at law, to exercise and enforce every right, power, remedy, authority, option and privilege of Pledgor relating to the Pledged Equity, including without limitation, the right to (i) execute any instruments and to take any and all other action on behalf of and in the name of Pledgor in respect of the Pledged Equity, (ii) exercise any and all voting, consent and management rights of Pledgor in or with respect to any Pledged Entity, (iii) exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval with respect to any Pledged Entity, (iv) enforce or execute any checks, or other instruments or orders of any Pledged Entity, and (v) file any claims and to take any action in connection with any of the foregoing, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of any Pledged Entity;

(g) all Investment Property (as such term is defined in Section 9-102 of the UCC (as defined below) issued by or relating to any Pledged Entity, or otherwise relating to the Pledged Equity;

(h) all additional Equity Interests or other property, securities, or assets now existing or hereafter acquired by Pledgor relating to a Pledged Entity, including, without limitation, as a result of any consolidation, combinations, mergers, reorganizations, acquisitions, exchange offers, recapitalizations of any type, contributions to capital, splits, spin-offs, or similar actions or the exercise of options or other rights relating to the Pledged Equity;

(i) To the extent not otherwise included: all assets and personal property of Pledgor, including without limitation, all of Pledgor’s accounts, equipment, fixtures, inventory, goods, accessions, software, general intangibles, payment intangibles, deposit accounts, documents, instruments, money, chattel paper (whether electronic or intangible), investment property, letters of credit, letters of credit rights, supporting obligations, commercial tort claims, oil, gas and mineral rights (whether before extraction or as extracted collateral);

(j) all partnership certificates, member certificates, stock certificates, or any other instrument, note, chattel paper or certificate (including, without limitation, all “certificated securities” within the meaning of Section 8-102 of the UCC) (whether or not qualifying as Investment Property) representing the Pledged Equity in any Pledged Entity and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such certificates or writings, and all options and warrants for the purchase of such Equity Interests now or hereafter held in the name of Pledgor (collectively, “Certificated Securities”), and all Certificated Securities in any Pledged Entity from time to time acquired by Pledgor in any manner, and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such Certificated Securities, and all securities convertible into and options, warrants, dividends, cash, instruments and other rights and options from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Certificated Securities (including all rights to request or cause the issuer thereof to register any or all of the Collateral under federal and state securities laws to the maximum extent possible under any agreement for such registration rights), and all put rights, tag-along rights or other rights pertaining to the sale or other transfer of such Collateral, together in each case with all right under any Organizational Agreements pertaining to such rights; and

(k)(i) all “proceeds” (as such term is defined in Section 9-102 of the UCC) of any or all of the foregoing (whether cash or non-cash proceeds, including insurance proceeds), (ii) whatever is receivable or received when any of the Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto and also includes all interest, dividends and other property receivable or received on account of any of the Collateral or proceeds thereof, and in any event, shall include all Distributions or other income from any of the Collateral, all collections thereon or all Distributions with respect thereto, and (iii) all proceeds, products, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the Collateral. The inclusion of proceeds in the Collateral does not authorize Pledgor to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby.

Section 1.2. Definitions. As used herein, the following terms shall have the following respective meanings:

(a) “Distributions” means all dividends, distributions, liquidation proceeds, cash, profits, instruments and other property and payments or economic benefits or interests to which any Pledgor is entitled with respect to the Pledged Equity whether or not received by or otherwise distributed to such Pledgor, whether such dividends, distributions, liquidation proceeds, cash, profits, instruments and other property and economic benefits are paid or distributed by the Pledged Entities in respect of operating profits, sales, exchanges, refinancing, condemnations or insured losses of the company’s assets, the liquidation of the company’s assets and affairs, management fees, guaranteed payments, repayment of loans, reimbursement of expenses or otherwise in respect of or in exchange for any or all of the Pledged Equity.

(b) “Equity Interests” means (a) partnership interests (general or limited) in a partnership; (b) membership interests in a limited liability company; (c) shares or stock interests in a corporation, and (d) the beneficial ownership interests in a trust.

(c) “Organizational Agreement” means the partnership agreement, limited partnership agreement, operating agreement, limited liability company agreement, articles or certificate of organization, by-laws, certificate of formation and other organizational or governing documents, as applicable, of any Pledged Entity.

(d) “UCC” means the Uniform Commercial Code, as in effect from time to time in the State of New York.

Section 1.3. Perfection of Security Interest. On or before the Closing Date, Pledgor shall (a) deliver to Lender Certificated Securities representing all of the Pledged Equity, in form and content acceptable to Lender, duly endorsed or subscribed in blank, or accompanied by appropriate stock powers or other instruments of transfer, pledge or assignment, and enter into such other arrangements as may be necessary to give control of any Investment Property to Lender within the meaning of Section 8-106 of the UCC, (b) cause each Pledged Entity to execute and deliver the Agreement and Acknowledgement of Pledge attached hereto as Exhibit A (the “Acknowledgement”), and (c) promptly take all other actions required to perfect the security interest of Lender in the Collateral under applicable law. It is the intention of Pledgor and Lender that at all times while the Loan remains outstanding, the Pledged Equity shall constitute Investment Property, and, to that end, Pledgor shall take, and shall cause each Pledged Entity to take, all necessary action to obtain such classification pursuant to the UCC.

Section 1.4. Acts of Lender. All of the Collateral at any time delivered to Lender pursuant to this Agreement shall be held by Lender subject to the terms, covenants and conditions set forth in the Loan Documents. Neither Lender nor any of Lender’s directors, officers, agents, employees or counsel shall be liable for any action taken or omitted to be taken by such party or parties relative to any of the Collateral, except for such party’s or parties’ own gross negligence or willful misconduct. Lender shall be entitled to rely in good faith upon any writing or other document (including, without limitation, any telegram or e-mail) or any telephone conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by an authorized officer or agent of the Pledgor (but Lender shall be entitled to such additional evidence of authority or validity as it may, in its sole and absolute discretion request, but it shall have no obligation to make any such request), and with respect to any legal matter, Lender may rely in acting or in refraining from acting upon the advice of counsel selected by it concerning all matters hereunder.

Section 1.5. Custody of Collateral. Lender shall not have any duty concerning the collection or protection of the Collateral or any income thereon or payments with respect thereto, or concerning the preservation of any rights pertaining thereto beyond exercising reasonable care with respect to the custody of any tangible evidence of the Collateral actually in its possession.

Section 1.6. [Intentionally Omitted].

ARTICLE II - POWERS OF PLEDGOR PRIOR TO AN EVENT OF DEFAULT

Section 2.1. Distributions; Exercise of Rights. Unless an Event of Default has occurred that is continuing, and subject to the terms of the Loan Documents, Pledgor shall be entitled to (a) receive cash Distributions allocable to the Collateral, and (b) exercise (but only in a manner that will not (i) violate or be inconsistent with the terms hereof or of any other Loan Document or (ii) have the effect of impairing the position or interests of Lender) the voting, consent, administration, management and all other powers, rights and remedies of Pledgor with respect to the Collateral under the Organizational Agreements of any Pledged Entity (including all other rights and powers thereunder which are pledged hereunder or otherwise). If Pledgor shall become entitled to receive or shall receive from any Pledged Entity (A) any non-cash Distribution as an addition to, on account of, in substitution of, or in exchange for the Collateral or any part thereof, or (B) during the continuance of any Event of Default, any cash Distributions, in either case the same shall immediately be remitted to Lender (in the exact form received, with Pledgor’s endorsement or assignment or other instrument as Lender may deem appropriate) to be held as additional Collateral for the Secured Obligations or for application thereto, as applicable, and until so remitted, shall be received and held by Pledgor in trust and as agent for Lender.

Section 2.2. Termination of Powers. Upon the occurrence of an Event of Default that is continuing, all such powers, rights and remedies of Pledgor, which are conditionally permitted pursuant to Section 2.1, shall cease and the provisions of Section 4 hereof shall apply.

ARTICLE III - REPRESENTATIONS, WARRANTIES AND

COVENANTS OF PLEDGOR

Pledgor hereby covenants with Lender, and represents and warrants to Lender, as of the Closing Date as follows:

Section 3.1. Percentage Ownership. Pledgor owns one hundred percent (100%) of the member Equity Interests in GIT Heritage IV TX, LLC. Pledgor does not have outstanding any options or rights or other agreements to acquire or sell or otherwise transfer all or any portion of any Pledged Equity.

Section 3.2. Title to Collateral. Pledgor validly acquired and is the legal and beneficial owner of the Collateral in which it has granted a security interest, and transferred a collateral interest, herein, free and clear of all Liens except such as are created pursuant to this Agreement and any other Loan Documents. Pledgor has the legal right to pledge and grant a security interest in the Collateral as herein provided without the consent of any other Person, other than any such consent that has been obtained. Pledgor will have like title in, and the right to pledge, any other property at any time hereafter acquired by Pledgor and pledged to Lender as Collateral hereunder.

Section 3.3. Defense of Title. Pledgor will defend Lender’s right, title and interest in and to the Collateral against the claims and demands of all other Persons.

Section 3.4. No Transfer. Except for the Transfer effected by this Agreement, Pledgor will not Transfer the Collateral, or any portion thereof, or suffer or permit any Transfer thereof to occur except any made in accordance with the terms of the Loan Agreement. Any Transfer made in violation of the foregoing provisions shall be an immediate Event of Default hereunder without notice or opportunity to cure and shall be void and of no force and effect.

Section 3.5. Perfected Security Interest. Giving effect to this Agreement, Lender has, with respect to all Collateral owned by Pledgor on the Closing Date, and will have with respect to any other property at any time hereafter acquired by Pledgor and pledged to Lender as Collateral hereunder, a valid, perfected and continuing first lien upon and security interest in the Collateral.

Section 3.6. No Financing Statements. Except for financing statements filed or to be filed in favor of Lender as secured party, or such other financing statements expressly permitted with Lender’s prior written consent, which may be withheld in Lender’s sole discretion, there are not now, and will not in the future be, and Pledgor will not execute, any financing statements under the UCC covering any or all of the Collateral, and no such financing statements are, or will be, filed in any public office.

Section 3.7. Certificated Securities. Pledgor represents and warrants that all of the Pledged Equity is issued in the form of Certificated Securities, Pledgor has delivered to Lender all Certificated Securities constituting the Pledged Equity, duly indorsed in blank within the meaning of the UCC, and each such Certificated Securities has been in the physical possession of Pledgor at all times prior to such delivery to Lender. Pledgor covenants and agrees that it shall not permit any Pledged Entity to convert existing Equity Interests, or issue new Equity Interests, other than as Certificated Securities. Notwithstanding the foregoing, Pledgor shall promptly notify Lender if any Equity Interests with respect to a Pledged Entity (whether now owned or hereafter acquired by Pledgor) is not evidenced by a Certificated Security, and shall promptly thereafter take all actions required to perfect the security interest of Lender in such Pledged Equity under applicable law as required under Section 1.3. Pledgor further agrees to take such additional actions as Lender deems necessary or desirable to effect the foregoing and to permit Lender to exercise any of its rights and remedies hereunder and agrees to provide an opinion of counsel satisfactory to Lender with respect to any such pledge of Equity Interests which are not Certificated Securities promptly upon request of Lender. WITHOUT LIMITING THE EFFECT OF THE IMMEDIATELY PRECEDING CLAUSE AND SUBJECT TO ARTICLE II HEREOF, PLEDGOR HEREBY GRANTS TO LENDER AN IRREVOCABLE PROXY TO VOTE THE PLEDGED EQUITY AND TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED EQUITY WOULD BE ENTITLED (INCLUDING WITHOUT LIMITATION (A) GIVING OR WITHHOLDING WRITTEN CONSENTS, (B) CALLING SPECIAL MEETINGS, (C) VOTING AT SUCH MEETINGS, AND (D) VOTING AT ANY TIME OR PLACE) WITH RESPECT TO ANY ACTION, DECISION, DETERMINATION OR ELECTION BY THE PLEDGED ENTITIES OR THE HOLDERS OF THE RESPECTIVE EQUITY INTERESTS THEREIN THAT THE PLEDGED EQUITY (OR ANY NEW OR ADDITIONAL EQUITY INTEREST IN SUCH PLEDGED ENTITY) BE, OR CEASE TO BE, A CERTIFICATED SECURITY, AND ALL OTHER MATTERS RELATED TO ANY SUCH ACTION, DECISION, DETERMINATION OR ELECTION, WHICH PROXY SHALL BE EFFECTIVE AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED EQUITY ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY OTHER PERSON (INCLUDING THE ISSUER OF THE PLEDGED EQUITY OR ANY OFFICER OR AGENT THEREOF) AS OF THE DATE HEREOF) AND WHICH PROXY SHALL ONLY TERMINATE UPON THE PAYMENT AND PERFORMANCE IN FULL OF THE SECURED OBLIGATIONS. THE PROXIES AND

POWERS GRANTED BY PLEDGOR PURSUANT TO THIS AGREEMENT ARE COUPLED WITH AN INTEREST AND ARE GIVEN TO SECURE THE PERFORMANCE OF THE PLEDGOR’S OBLIGATIONS UNDER THIS AGREEMENT.

Section 3.8. Fully Paid and Non-Assessable. All of the Pledged Equity has been duly authorized and validly created and is subject to no options to purchase or similar rights of any Person. Pledgor is not, and will not become, a party to or otherwise be or become bound by any agreement, other than this Agreement and the other Loan Documents, which restricts in any manner the rights of any present or future holder of any of the Pledged Equity with respect thereto. There are no setoffs, counterclaims or defenses with respect to the Collateral owned by Pledgor and no agreement, oral or written, has been made with any other person or party under which any deduction or discount may be claimed with respect to such Collateral and Pledgor does not know of any fact which would prohibit or prevent such Pledgor assigning or granting a security interest in the Collateral.

Section 3.9. Organizational Agreements. Attached hereto as Exhibit B are true, correct, and complete copies of the Organizational Agreements of each Pledged Entity. The Organizational Agreements are in full force and effect and have not been modified or amended except as attached hereto. Pledgor is not in default of any of its obligations under the Organizational Agreements. Pledgor shall not allow any Pledged Entity to (a) amend any provision of its Organizational Agreements, (b) dissolve, liquidate, wind-up, merge or consolidate with any other entity or (c) Transfer any of its respective assets and properties to any Person except as permitted by the Loan Documents. The Organizational Agreements of each Pledged Entity provide that (i) all owners of Equity Interests therein are authorized to pledge or assign such Equity Interests to Lender, and that such pledge or assignment shall include all voting, management and control rights and is not limited to economic rights; (ii) neither the exercise by Lender of any right or remedy under the Loan Documents, including, foreclosure of the interests, nor the transfer to Lender or its successor or assign of title to any interests in such Pledged Entity, shall constitute a default or breach, or give rise to any right of first refusal or option to purchase under the Organizational Agreement of such Pledged Entity; (iii) until the Debt is paid in full: (A) no owners of Equity Interests in such Pledged Entity shall be entitled to withdraw from such Pledged Entity or assign, encumber, or convey any interest in such Pledged Entity (except in favor of Lender pursuant to the Loan Documents); (B) no additional Equity Interests in such Pledged Entity shall be created or issued and no Equity Interest shall be redeemed, exchanged, diluted or modified; (C) such Pledged Entity shall not be dissolved, either voluntarily or as the result of the withdrawal or removal of any owners of Equity Interests in such Pledged Entity; and (D) the Organizational Agreements of such Pledged Entity shall not be modified or terminated; and (iv) upon realization of the Equity Interests by Lender pursuant to the Loan Documents, Lender has the right to terminate all non-member managers of such Pledged Entity.

Section 3.10. Authority, Enforceability, Etc. The execution, delivery and performance of this Agreement by Pledgor will not cause a violation of or a default under the Organizational Agreements of Pledgor or any Pledged Entity. The execution and delivery of this Agreement and the performance of Pledgor’s obligations hereunder will not conflict with or result in a breach of the terms or provisions of any (i) Legal Requirement, (ii) agreement to which any Pledgor or any Pledged Entity is a party or by which any of its assets are bound, or (iii)

judgment, decree, arbitration award, or pending litigation to which Pledgor or any Pledged Entity is subject. No approval by, authorization or consent of, or filing with any Governmental Authority or any other Person is necessary in connection with the execution, delivery and performance by Pledgor of this Agreement, or if such approval, authorization, or consent is necessary, it has been obtained. This Agreement constitutes the valid and legally binding obligations of Pledgor and is fully enforceable against Pledgor in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and limitations imposed by general principles of equity. The jurisdiction of organization (as such term is defined in the UCC) and place of business of Pledgor is set forth in the signature block of Pledgor. No change has been or will be made in the jurisdiction of organization or place of business of Pledgor, except upon at least thirty (30) days’ prior notice to Lender.

ARTICLE IV - EVENTS OF DEFAULT AND REMEDIES

If an Event of Default shall occur and be continuing:

Section 4.1. Transfer Rights. Lender shall have the right, at any time and from time to time, to effect the Transfer of any or all of the Collateral, subject only to the provisions of the UCC and any other applicable statute which, in accordance with such statute, cannot be waived, in any one or more of the following ways:

(a) Register in the name of, or transfer to, Lender, a nominee or nominees, or designee or designees, of Lender (including, without limitation, deposit any and all of the Collateral to Lender with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Lender may determine); provided that the provisions of Section 5.6 are complied with;

(b) Sell, resell, assign and deliver, in Lender’s sole and absolute discretion, any or all of the Collateral or any other security for the Secured Obligations (whether in whole or in part and at the same or different times) and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash or upon credit (by Lender only), in accordance with the applicable procedures specified in Section 5 hereof; and

(c) Proceed by a suit or suits at law or in equity to foreclose all or any part of the security interests in the Collateral and sell the Collateral or any portion thereof, under a judgment or decree of a court of competent jurisdiction, retaining during the duration of such judicial enforcement all other rights with respect to the Collateral, including specifically the rights specified hereafter in Section 5 hereof with respect to each Pledged Entity.

Section 4.2. Voting Rights. Lender may exercise, either by itself or by its nominee or designee, in the name of Pledgor, the rights, powers and remedies granted to Lender hereunder and under the other Loan Documents in respect of the Collateral at any time prior to effecting the Transfer of such Collateral to Lender or its nominee or designee, or any third party purchasers, as contemplated in Sections 4.1(a) and (b) above, and whether or not any judicial action as contemplated in Sections 4.1(c) above has been commenced or is continuing prior to a final unappealable judgment. Such rights and remedies shall include, without limitation, and Pledgor hereby grants to Lender the right to exercise by delivering notice to Pledgor and the applicable Pledged Entity, (a) all voting, consent, managerial and other rights relating to the Pledged Equity, whether in Pledgor’s name or otherwise, including without limitation the right to appoint officers, directors, managers and other similar positions and (b) the right to exercise Pledgor’s rights, if any, of conversion, exchange, or subscription, or any other rights, privileges or options pertaining to any of the Pledged Equity, including, without limitation, the right to exchange, at Lender’s sole and absolute discretion, any and all of the Pledged Equity upon the merger, consolidation, reorganization, recapitalization or other readjustment of such Pledged Entity, all without liability, except to account for property actually received by Lender. Pledgor hereby irrevocably authorizes and directs each Pledged Entity, on receipt of any such notice (i) to deem and treat Lender or its nominee in all respects as a member, partner or shareholder, as applicable, (and not merely an assignee of a member, partner or shareholder) of such Pledged Entity, entitled to exercise all the rights, powers and privileges (including, without limitation, the right to vote on or take any action with respect to such Pledged Entity matters pursuant to the Organizational Agreement) thereof, to receive all Distributions, to be credited with the capital account and to have all other rights, powers and privileges pertaining to such member, partner or shareholder interest, as applicable, to which Pledgor would have been entitled had Pledgor not executed this Agreement, and (ii) to file an amendment to the Organizational Agreement of such Pledged Entity admitting Lender or such nominee(s) as a member, partner or shareholder in place of Pledgor.

Section 4.3. Power of Attorney.

(a) Pledgor hereby irrevocably authorizes and empowers Lender, and assigns and transfers to Lender, and constitutes and appoints Lender and any of its assigns, its true and lawful attorney-in-fact and as its agent with full power of substitution for Pledgor to proceed from time to time in Pledgor’s name, in order to more fully vest in Lender the rights and remedies provided for herein, in any statutory or non-statutory legal or other proceeding, without limitation, any bankruptcy proceeding, affecting Pledgor, any Pledged Entity or the Collateral.

(b) Lender and any of its assigns, or their respective nominees, may, to the extent permitted by applicable law, either pursuant to such power-of-attorney or otherwise, take any action and exercise and execute any instrument that determines necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (i) execute and file proof of claim with respect to any or all of the Collateral against any Pledged Entity and vote such claims with respect to all or any portion of such Collateral (A) for or against any proposal or resolution, (B) for a trustee or trustees or for a receiver or receivers or for a committee of creditors, and/or (C) for the acceptance or rejection of any proposed arrangement, plan of reorganization, composition or extension; (ii) receive, endorse and collect all drafts, checks and other instruments for the payment of money made payable to Pledgor representing any interest, payment of principal or other distribution payable in respect of the Collateral; (iii) execute endorsements, assignments or other instruments of conveyance or transfer in respect of any other property which is or may become a part of the Collateral hereunder; and (iv) execute releases and negotiate settlements, as appropriate, including on account of, or in exchange for, any or all of the Collateral, or any payment or distribution received by Pledgor, or Lender on Pledgor’s behalf.

(c) The foregoing power-of-attorney is irrevocable and coupled with an interest, and any similar or dissimilar powers previously given by Pledgor in respect of the Collateral or any Pledged Entity to any Person other than Lender are hereby revoked. The power-of-attorney granted herein shall terminate automatically upon the termination of this Agreement in accordance with the terms hereof.

Section 4.4. Management Rights. Lender may at such time and from time to time thereafter, without notice to, or consent of, Pledgor or any other Person (to the extent permitted by law), but without affecting any of the Secured Obligations, in the name of Pledgor or in the name of Lender: (a) notify any other party to make payment and performance directly to Lender, (b) extend the time of payment and performance of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any obligations owing to Pledgor, or claims of Pledgor under any Organizational Agreement of any Pledged Entity, as applicable, (c) file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by Lender reasonably necessary or advisable for the purpose of collecting upon or enforcing any Organizational Agreement of any Pledged Entity, and (d) execute any instrument and do all other things deemed reasonably necessary and proper by Lender to protect and preserve and realize upon the Collateral or any portion thereof and the other rights contemplated hereby.

Section 4.5. Right of Substitution. Lender shall have the right, without notice to or consent of Pledgor, to become, or to designate its nominee, designee, agent or assignee to become, a partner, member, officer or director, as applicable, of any Pledged Entity, in substitution of any existing Person serving in such capacity.

Section 4.6. UCC Rights. Lender may exercise all of the rights and remedies of a secured party under the UCC.

Section 4.7. Lender Self-Help Rights.

(a) Subject to all applicable Legal Requirements, Lender shall have the right, but not the obligation, to take any appropriate action as it, in its reasonable judgment, may deem necessary to (i) cure any Event of Default, (ii) cause any term, covenant, condition or obligation required under this Agreement or other Loan Document to be promptly performed or observed on behalf of Pledgor or (iii) protect the Collateral and any other security obtained pursuant to the other Loan Documents. All amounts advanced by, or on behalf of, Lender in exercising its rights under this Section 4 (including, without limitation, reasonable legal expenses and disbursements incurred in connection therewith), together with interest thereon at the Default Rate from the date of any such advance, shall be payable by Pledgor, to Lender upon demand therefor and shall be secured by the Collateral.

(b) Lender shall not be obligated to perform or discharge any obligation of Pledgor or any Pledged Entity as a result of this Agreement. The acceptance by Lender of this Agreement shall not at any time or in any event obligate Lender to (i) appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or (ii) take any action hereunder or thereunder, or expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

Section 4.8. Remedies Cumulative. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstances or occurrence except as specifically provided in this Agreement. The rights, powers and remedies of Lender under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Lender may have against Pledgor or any other Person pledging collateral pursuant to the other Loan Documents or existing at law or in equity or otherwise. Lender’s rights, powers and remedies may be pursued singly, concurrently or otherwise, at such time and in such order as Lender may determine in Lender’s sole and absolute discretion. Lender shall have no duty to exercise any of the aforesaid rights, powers and remedies and shall not be responsible for any failure to do so or delay in so doing.

Section 4.9. Notice of Exercise of Remedies. Pledgor hereby waives notice of acceptance hereof, and except as otherwise specifically provided herein or required by provision of law which may not be waived, hereby waives any and all notices or demands with respect to any exercise by Lender of any rights or powers which it may have or to which it may be entitled with respect to the Collateral.

ARTICLE V - SALES OF THE COLLATERAL

Section 5.1. Right to Conduct Partial Sale of Collateral. In connection with any sale of the Collateral, Lender may grant options and may impose reasonable conditions such as requiring any purchaser to represent that any “securities” constituting any part of the Collateral are being purchased for investment only. If all or any of the Collateral is sold at any such sale by Lender to a third party upon credit, Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Lender may resell such Collateral. It is expressly agreed that Lender may exercise its rights with respect to less than all of the Collateral, leaving unexercised its rights with respect to the remainder of the Collateral; provided, however, that such partial exercise shall in no way restrict or jeopardize Lender’s right to exercise its rights with respect to the remaining Collateral at a later time or times. Pledgor hereby waives and releases any and all rights of redemption with respect to the sale of any Collateral.

Section 5.2. Sale Procedures. No demand, advertisement or notice, all of which are hereby expressly waived by Pledgor, shall be required in connection with any sale or other disposition of all or any part of the Collateral, except that Lender shall give Pledgor at least twenty (20) days’ prior notice of the time and place of any public sale or of the time and the place at which any private sale or other disposition is to be made, which notice Pledgor hereby agrees is reasonable. All other demands, advertisements and notices are hereby irrevocably waived by Pledgor. The notice of such sale shall (a) in case of a public sale, state the time and place fixed for such sale, (b) in case of a sale at a broker’s board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, first will be offered for sale at such board or exchange and (c) in the case of a private sale, state the date after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Lender may fix in the notice of such sale.

Section 5.3. Adjournment; Credit Sale. Lender shall not be obligated to make any sale of the Collateral if it shall determine, in its sole and absolute discretion, not to do so, regardless of the fact that notice of sale may have been given, and Lender may without notice or publication adjourn any public or private sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public or private sale of all or any portion of the Collateral, unless prohibited by any applicable statute which cannot be waived, Lender (or its nominee or designee) may purchase all or any portion of the Collateral being sold, free and clear of, and discharged from, any trusts, claims, equity or right of redemption of Pledgor, all of which are hereby waived and released to the extent permitted by law, and may make payment therefor by credit against any of the Secured Obligations in lieu of cash or any other obligations.

Section 5.4. Expenses of Sale. In the case of any sale, public or private, of any portion of or all of the Collateral, Pledgor shall be responsible for the payment of all reasonable costs and expenses of every kind for the sale and delivery, including, without limitation, brokers’ and reasonable attorneys’ fees and disbursements and any tax imposed thereon. The proceeds of the sale of the Collateral shall be available to cover such costs and expenses, and, after deducting such costs and expenses from the proceeds of the sale, Lender shall apply any remaining amounts to the payment of the Secured Obligations in the order of priority as set forth in the Loan Agreement and other Loan Documents.

Section 5.5. No Public Registration of Sale. Pledgor is aware that Section 9-610(c) of the UCC may restrict Lender’s ability to purchase the Collateral at a private sale. Pledgor is also aware that Securities and Exchange Commission (the “SEC”) staff personnel have, over a period of years, issued various No-Action Letters that describe procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Part 6 of Article 9 of the UCC, yet not public for purposes of Section 4(2) of the Securities Act of 1933 (the “Securities Act”). Pledgor is also aware that Lender may wish to purchase certain interests that are sold at a foreclosure sale, and Pledgor believes that such purchases would be appropriate in circumstances in which such interests are sold in conformity with the principles set forth in such No-Action Letters. Section 9-603 of the UCC permits Pledgor to agree on the standards for determining whether Lender has complied with its obligations under Section 9-610. Pursuant to Section 9-603 of the UCC, Pledgor specifically agrees that a foreclosure sale conducted in conformity with the principles set forth in such No-Action Letters (a) shall be considered to be a “public disposition” for purposes of Section 9-610(c) of the UCC; (b) will be considered commercially reasonable notwithstanding that Lender has not registered or sought to register the interests under the Securities Act, even if Pledgor or any Pledged Entity agree to pay all costs of the registration process; and (c) shall be considered to be commercially reasonable, notwithstanding that Lender purchases such interests at such a sale.

Section 5.6. Strict Foreclosure.

(a) Lender may, but shall have no obligation to, in its sole and absolute discretion, either negotiate an agreement (“Strict Foreclosure Agreement”) with Pledgor, or make a written proposal (“Strict Foreclosure Proposal”) to Pledgor, to retain the Collateral in full or partial satisfaction of the Debt in accordance with the procedures specified in Section 9-620 of the UCC.

(b) In the case of a Strict Foreclosure Proposal, Pledgor shall, within ten (10) Business Days of Pledgor’s receipt of the Strict Foreclosure Proposal, indicate Pledgor’s (i) acceptance or rejection of such Strict Foreclosure Proposal, and (ii) waiver of any right to redeem the Collateral pursuant to Section 9-624(c) of the UCC (“UCC Waiver”). Pledgor’s indication of acceptance of a Strict Foreclosure Proposal shall be made by delivering a notice in a form substantially identical to the form attached hereto as Exhibit C.

(c) Lender shall notify any guarantor, any other creditor with perfected lien rights in the Collateral, and any other Person entitled to notice under Section 9-621 of the UCC (each an “Interested Party” and collectively “Interested Parties”) of any Strict Foreclosure Agreement or Strict Foreclosure Proposal. Such Interested Party shall, within ten (10) Business Days of receipt of notice thereof, indicate its (i) acceptance or rejection of the Strict Foreclosure Agreement or the Strict Foreclosure Proposal, and (ii) UCC Waiver.

(d) If Lender fails to receive (i) Pledgor’s acceptance of a Strict Foreclosure Proposal and UCC Waiver or (ii) acknowledgements from all Interested Parties of acceptance of the Strict Foreclosure Agreement or the Strict Foreclosure Proposal, as applicable) and their respective UCC Waivers, within ten (10) Business Days of receipt of the notice periods specified in Subsections (b) and (c) above (collectively the “Notice Period”), then Pledgor, or such other Interested Party, as applicable, shall be deemed to have objected to the Strict Foreclosure Agreement or the Strict Foreclosure Proposal, as applicable.

(e) Notwithstanding the acceptance of either a Strict Foreclosure Agreement or a Strict Foreclosure Proposal by Pledgor and each Interested Party within the applicable Notice Period, Pledgor and Lender shall not be required to consummate such transfer of the Collateral unless and until (i) twenty (20) days have elapsed after the delivery of such acceptance and, (ii) any Interested Party shall have not paid and satisfied the Debt in full within such twenty (20) day period as contemplated under Section 9-623 of the UCC (a “Redemption”). If a Redemption is consummated, Pledgor’s acceptance shall be deemed to have been revoked with the consent of Lender.

(f) If all the conditions specified in Subsections (a) through (e) of this Section 5.6 have been satisfied, Pledgor and each Pledged Entity shall fully cooperate, at their sole expense, in all matters deemed reasonably necessary by Lender to effect such transfer of ownership on the records of such Pledged Entity in accordance with any applicable requirements of the Organizational Agreement of such Pledged Entity and/or the Mortgage Loan Documents. Such cooperation shall include using Pledgor’s best efforts to assist Lender in obtaining any necessary review, approvals and other administrative action from such Pledged Entity, Mortgage Lender, any applicable Rating Agencies, and any master or special servicer of the Mortgage Loan. Such assistance shall include at Lender’s request (i) providing all related financial and operational documents and materials to, such third parties, and (ii) providing such assurances and executing such documentation as is required by such third parties or Lender to effect such transfer.

Section 5.7. Receipt of Sales Proceeds. Upon any sale of the Collateral, or any portion thereof, by Lender hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the proceeds by Lender or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Lender or such officer or be answerable in any way for the misapplication or non-application thereof.

Section 5.8. Application of Collateral. All proceeds from the sale of all or any portion of the Collateral, and all Distributions now or at any time hereafter received or retained by Lender pursuant to the provisions of this Agreement shall be applied by Lender to the satisfaction of the Secured Obligations in such order and priority as determined by Lender in its sole and absolute discretion and in accordance with applicable law.

Section 5.9. Preferences. Lender shall have no obligation to marshal any assets in favor of Pledgor or any other party or against, or in payment of, any or all of the Secured Obligations. To the extent Pledgor makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Secured Obligations intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

ARTICLE VI - SECURITIES ACT

Section 6.1. Securities Registration. If an Event of Default shall have occurred that is continuing and Pledgor shall have received from Lender a written request that Pledgor effect any registration, qualification or compliance under any federal or state securities law or laws with respect to all or any part of the Collateral, and such registration, qualification and/or compliance is required under applicable federal or state securities law or laws, Pledgor as soon as practicable and at its sole expense, agrees to use its best efforts to effect (and keep effective) such registration, qualification and compliance as required under: (a) applicable federal or state securities law or laws and as would permit or facilitate the sale and distribution of such Collateral, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), (b) applicable blue sky or other state securities laws and (c) other government requirements. Lender shall furnish to Pledgor such information regarding Lender as Pledgor may request in writing and as shall reasonably be required in connection with any such registration, qualification or compliance. Pledgor will cause Lender to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to Lender such number of prospectuses, offering circulars or other documents incident thereto as Lender from time to time may reasonably request, and will indemnify Lender and all others participating in the distribution of such Collateral against all losses, liabilities, claims or damages caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to Pledgor by Lender expressly for use therein.

Section 6.2. Private Securities Sale. If at any time when Lender shall determine to exercise its right to sell all or any part of the Collateral pursuant to Section 5, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, Lender may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale (for securities law purposes) in such manner and under such circumstances as Lender may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least ten (10) days’ notice is given to Pledgor in accordance with the private sale notice provisions of Section 5 hereof. Without limiting the generality of the foregoing, in any such event Lender, in its sole and absolute discretion (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a single potential purchaser to effect such sale and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, Lender shall incur no responsibility or liability for selling all or any part of the Collateral at a price which Lender may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration under the Securities Act.

ARTICLE VII - MISCELLANEOUS PROVISIONS

Section 7.1. Further Assurances. Pledgor hereby agrees to sign and deliver to Lender financing statements, continuation statements and other documents, agreements, and instruments, in form reasonably acceptable to Lender, and do such further acts, as Lender may from time to time reasonably request or which are reasonably necessary to establish and maintain a valid and perfected security interest in the Collateral (and to pay any filing fees relative thereto) or to further assure or confirm Lender’s rights hereunder. Without limiting the foregoing, Pledgor authorizes Lender, to the extent permitted by law, to file such financing statements and amendments thereto and continuations thereof relating to all or any part of the Collateral without the signature of Pledgor (including, to the extent permitted by law, to file a photographic or other reproduction of this Agreement).

Section 7.2. No Release, Etc. No delay or omission to exercise any remedy, right or power accruing upon a default or an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any default or Event of Default shall not be construed to be a waiver of any subsequent default or Event of Default or to impair any remedy, right or power of Lender. Any and all of Lender’s rights with respect to any Collateral shall continue unimpaired, and Pledgor shall be and remain obligated in accordance with the terms hereof, notwithstanding, among other things: (a) any renewal, extension, amendment or modification of, or addition or supplement to, or deletion from, this Agreement or any other Loan Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, delay, extension of time, indulgence or other action or inaction under or in respect of this Agreement or any other Loan Document; (c) any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or any other Loan Document; (d) any sale, exchange, release, surrender, or substitution of, or realization upon, any Collateral (except to the extent otherwise specifically agreed to by Lender) or any other security held by Lender to secure the Debt; (e) the furnishing to or acceptance by Lender of any additional security to secure the Debt; or (f) any invalidity, irregularity or unenforceability of all or any part of the Secured Obligations or of any security therefor.

Section 7.3. Notices. All notices, consents, approvals, demands and requests required or permitted hereunder shall be given in the manner set forth in the Loan Agreement.

Section 7.4. Governing Law; Submission to Jurisdiction.

(a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY PLEDGOR IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND PLEDGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGOR DOES HEREBY DESIGNATE AND APPOINT:

National Registered Agents, Inc.

875 Avenue of the Americas, Suite 501

New York, New York 10001

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PLEDGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PLEDGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. PLEDGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

Section 7.5. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

Section 7.6. Modification; Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Pledgor, shall entitle Pledgor to any other or future notice or demand in the same, similar or other circumstances.

Section 7.7. Number and Gender. All references to sections and exhibits are to sections and exhibits in or to this Agreement unless otherwise specified. Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision, article, section or other subdivision of this Agreement. Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 7.8. Headings, Etc. The headings and captions of various paragraphs of this Agreement are for the convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 7.9. Counterparts. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

Section 7.10. Remedies of Pledgor. If a claim or adjudication is made that Lender or its agents or nominees, has acted unreasonably, or has unreasonably delayed acting, in any case where by law or under this Agreement or the other Loan Documents, Lender or such agent or nominee, as the case may be, has an obligation to act reasonably or promptly, Pledgor agrees that neither Lender nor its agents, shall be liable for any monetary damages, and Pledgor’s sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

Section 7.11. Entire Agreement. This Agreement and the other Loan Documents embody the final, entire agreement of Pledgor and Lender with respect to the Secured Obligations and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. This Agreement is intended by Pledgor and Lender as a final and complete expression of the terms of the Agreement, and no course of dealing between Pledgor and Lender, no course of performance, no trade practices, and no evidence of prior, contemporaneous or subsequent oral agreements or discussions or other extrinsic evidence of any nature shall be used to contradict, vary, supplement or modify any term of this Agreement. There are no oral agreements between Pledgor and Lender.

Section 7.12. Waiver of Right to Trial by Jury. PLEDGOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS AGREEMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY PLEDGOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY PLEDGOR.

Section 7.13. Successors and Assigns. This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor, except that Pledgor, unless otherwise expressly provided in the Loan Agreement and then only to the extent provided therein, shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender. Lender shall have the right to assign its interest in this Agreement and all rights and remedies of Lender hereunder shall inure to the benefit of Lender and its participants, successors and assigns. Neither this Agreement nor anything set forth herein is intended to, nor shall it, confer any rights on any person or entity other than the parties hereto and all third party rights are expressly negated.

Section 7.14. Termination. Upon the indefeasible payment and performance in full of the Secured Obligations, this Agreement shall terminate and, upon Lender’s execution and delivery to Pledgor of documents prepared by Pledgor and acceptable to Lender, Lender shall terminate Lender’s Lien on the Collateral. Lender shall execute and deliver such other documents, at Pledgor’s sole cost and expense, that Pledgor may reasonably request in order to accomplish the foregoing.

Section 7.15. Exculpation. This Agreement is and shall be subject to the exculpation provisions of Section 9.3 of the Loan Agreement.

[Pledgor Signature Appears on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

PLEDGOR:

GIT HERITAGE IV MEZZ, LLC, a Delaware
limited liability company

By:	/s/ Rosemary Q. Mills
Name:	Rosemary Q. Mills
Title:	Vice President

Mezz Pledge and Security Agreement

Schedule 1

Pledgor	Pledged Entity	Equity Interest

GIT Heritage IV Mezz, LLC	GIT Heritage IV TX, LLC	100% of the member Equity Interests in GIT Heritage IV TX, LLC

Exhibit A

AGREEMENT AND ACKNOWLEDGMENT

THE UNDERSIGNED hereby agrees, acknowledges and consents to the execution and delivery to JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (together with its successors, assignes, and designees for the purposes hereof, “Lender”), of the Pledge and Security Agreement to which this Agreement and Acknowledgement is attached (the “Pledge Agreement”) made by GIT HERITAGE IV MEZZ, LLC (“Pledgor”), as collateral security for the payment and performance of the Secured Obligations described therein, and the assignment and pledge thereby to Lender by Pledgor of all of each Pledgor’s right, title and interest to the Collateral described therein. All capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Pledge Agreement.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby represents, warrants, covenants and agrees for the benefit of Lender as follows:

1. Representations and Warranties. The undersigned represents and warrants that (a) the execution and delivery of the Pledge Agreement does not violate any of such undersigned’s Organizational Agreements or any other agreement to which such undersigned is a party or by which any of the property of such undersigned is bound, (b) the undersigned has not entered into a control agreement perfecting a security interest in any of the Equity Interests favor of any other party (other than pursuant to the Permitted Encumbrances), (c) the Collateral is not subject to any security interest or lien in favor of any Person other than Lender and has not been pledged, transferred or assigned to, and is not otherwise in the control of, any Person other than Lender, (d) the undersigned does not have any present claim, right of offset, or counterclaim against Pledgor under or with respect to the Collateral or otherwise under any of the undersigned’s Organizational Agreements, (e) Pledgor is not in default to the undersigned or otherwise under or in respect of any of its respective obligations under any of such undersigned’s Organizational Agreements, and (f) all of the representations and warranties of Pledgor made in the Pledge Agreement are true, accurate and complete in all material respects.

2. Covenants and Agreements.

(a) Books and Records. The undersigned (i) shall cause all of its respective books and records to reflect the pledge of the Collateral to Lender and agrees not to consent to or to permit any transfer thereof or any other action that may be taken by Pledgor that might constitute an Event of Default so long as any of the Secured Obligations remain outstanding, (ii) agrees that Lender and/or its representatives may, upon reasonable advance notice and at any reasonable time during normal business hours, inspect the books, records and properties of such undersigned.

(b) UCC Matters. The undersigned confirms, agrees and acknowledges that (i) all of the Pledged Equity in the undersigned is and shall continue to be certificated securities in registered form within the meaning of, and governed by, Article 8 (including, without limitation, Section 8-106) of the UCC, (ii) such Pledged Equity is and shall continue to be evidenced by one (1) certificate issued to Pledgor, as its sole member, (iii) that each such certificate has been validly issued and is fully paid for, (iv) that each such certificate represents and embodies all right, title and interest in and to the Pledged Equity, (v) that each such original certificate that has been physically delivered to Lender, was in the physical possession of Pledgor at all times prior to such delivery to Lender, and has been duly indorsed in blank within the meaning of the UCC, (vi) that each such certificate has not been modified or amended and remains in full force and effect, (vii) that ownership of each such certificate is registered in the respective books and records of the undersigned in the name of Pledgor, subject only to the pledge thereof in favor of Lender as security for the Secured Obligations, (viii) notwithstanding any provisions in the Organizational Agreements, Pledgor is hereby authorized and permitted to pledge, assign and grant a security interest in the Collateral in favor of Lender pursuant to the Pledge Agreement, (ix) this Agreement and Acknowledgment is intended to, and shall, provide Lender with “control” over the Collateral within the meaning of Articles 8 and 9 of the UCC, (x) it shall comply with all instructions relating to the Collateral originated by Lender without further authorization or consent from Pledgor, the intention of such covenant being to comply with Section 8-106(c)(2) of the UCC, and (xi) no Equity Interest other than those represented and evidenced by such certificates in the undersigned is valid or will be recognized by the undersigned.

(c) Organizational Agreements. The undersigned shall not suffer or permit its Organizational Agreements to be amended or modified without the prior written consent of Lender. The representations and warranties set forth in Section 3.9 above are true and correct.

(d) Notices; Defaults. The undersigned shall give Lender a copy of all notices, reports or communicates received or given pursuant to its Organizational Agreements promptly after the same shall have been received or contemporaneously with the giving thereof, as the case may be. The undersigned shall permit Lender the right to cure any default by Pledgor under the Organizational Agreements, and no notice of any default by Pledgor with respect to the Organizational Agreements shall be effective unless and until such notice has been received by Lender; provided, however, in no event shall Lender be obligated to cure such default. Lender shall have fifteen (15) days in excess of the amount of time to cure any such default as given to Pledgor under the Organizational Agreements, as measured from the date notice of such default has been received by Lender.

3. Events of Default; Sales of Collateral. The undersigned hereby agrees that during the continuance of an Event of Default, (a) all Distributions will be made directly to Lender, (b) Lender shall have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral in accordance with the Pledge Agreement, (c) Lender may take any reasonable action which Lender may deem necessary for the maintenance, preservation and protection of any of the Collateral or Lender’s security interests therein, including, without limitation, the right to declare any or all Secured Obligations to be immediately due and payable without demand or notice and the right to transfer any of the Pledged Equity or other Collateral into Lender’s name or the name of any designee or nominee of Lender, (d) Lender may dispose of the Collateral in accordance with Articles 8 and 9 of the UCC and the provisions of the Pledge Agreement, in which case, notwithstanding anything to the contrary in the Organizational Agreements, (i) Lender, or its designee or assign, shall automatically be admitted as a shareholder, member or partner, as the case may be, of the undersigned and shall be entitled to receive all benefits and exercise all rights in connection therewith pursuant to the Organizational Agreements of the undersigned, (ii) the undersigned shall recognize Lender (or its designee or assign) as the successor in interest to Pledgor, and (iii) notwithstanding any provisions to the contrary in the Organizational Agreements, Lender shall not be required to pay any fees or other consideration of any type, or execute any documents, or be limited by any requirements or conditions whatsoever (regarding Distributions receivable by Lender from the undersigned, Lender’s financial condition or otherwise), other than any such requirements, if any, that are expressly set forth in the Loan Documents.

4. No Liability. Notwithstanding the security interests of Lender in the Collateral or any of its rights hereunder, (a) Lender shall have no obligation or liability whatsoever for matters in connection with the Pledged Equity arising or occurring, directly or indirectly, prior to Lender’s (or its designee’s, successor’s or assign’s) becoming a shareholder, member or partner, as the case may be, of the undersigned, and except to the extent set forth in the Loan Documents, Pledgor shall have no liability for matters in connection with the Pledged Equity first occurring or arising after Lender’s (or its designee’s, successor’s or assign’s) acquisition through foreclosure of the Pledged Equity, and (b) Lender shall not be obligated to perform any of the obligations or duties of Pledgor under any of the undersigned’s Organizational Agreements, or to take any action to collect or enforce any claim for payment due Pledgor arising thereunder.

5. Transfers. The undersigned acknowledges that the security interest of Lender in the Collateral and all of Lender’s rights and remedies under the Pledge Agreement may be freely transferred or assigned by Lender. In the event of any such transfer or assignment, all of the provisions of this Agreement and Acknowledgment shall inure to the benefit of the transferees, successors, and/or assigns of Lender. The provisions of this Agreement and Acknowledgment shall likewise be binding upon any and all permitted transferees, successors and assigns of the undersigned.

6. Further Assurances. The undersigned shall, from time to time, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts as may be reasonably necessary or proper to carry out and effect the terms of the Pledge Agreement and this Agreement and Acknowledgment.

7. Reliance. This Agreement and Acknowledgment is being given to induce Lender to accept the Pledge Agreement and with the understanding that Lender will rely hereon.

8. Counterparts. This Agreement and Acknowledgment may be executed in counterparts.

9. Miscellaneous. The provisions of Article 7 of the Pledge Agreement are hereby incorporated herein by this reference (with all references to Pledgor therein deemed to mean and refer to the undersigned).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by its duly authorized officer on this      day of October, 2011.

Pledged Entity:

GIT HERITAGE IV TX, LLC, a Delaware limited liability company

By:
Name:
Title:

Exhibit B

Organizational Agreements

(a)	Limited Liability Company Agreement

(b)	Certificate of Formation

Exhibit C

Acceptance of Lender’s Proposal under Section 5.6

                 , 201

[                                ]

[                                 ]

[                                 ]

Ladies and Gentlemen:

This letter agreement and waiver is being delivered by the undersigned (“Pledgor”) to JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“Lender”) in connection with that certain Pledge and Security Agreement dated as of October    , 2011 by Pledgor in favor of Countrywide Commercial Real Estate Finance, Inc. (the “Pledge Agreement”). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings specified in the Pledge Agreement.

1. As contemplated by Section 5.6 of the Pledge Agreement, Pledgor hereby accepts Lender’s Strict Foreclosure Proposal to retain all right, title and interest in and to the Collateral, and agrees to ratify such retention at the direction of Lender in accordance with such Section 5.6 and the other applicable provisions of the Loan Documents.

2. This acceptance is irrevocable and unconditional, subject, however, to the terms of Paragraph 5 below.

3. All of the Interested Parties acknowledge and consent to the acceptance and agreements set forth in Paragraph 1 and Paragraph 2 hereof.

4. In accordance with Section 9-624(c) of the UCC, each Pledged Entity and each Interested Party, hereby waives, effective as of the date hereof, all of its rights under the UCC with respect to the Loan, the Pledge Agreement and the Collateral, if any, including any rights described in Section 9-623 of the UCC, in each case to the fullest extent such rights may be waived in accordance with the UCC (“UCC Waiver”).

5. Notwithstanding the acceptance and UCC Waiver, Pledgor and Lender shall not be required to consummate such retention by Lender unless and until (a) twenty (20) days have elapsed after the delivery of such acceptance, and (b) none of the Interested Parties have caused the entire Debt to be paid and satisfied in full within such twenty day period (a “Redemption”), and, if a Redemption is consummated pursuant to the terms of the Loan Documents and in accordance with applicable law, Pledgor’s acceptance shall be deemed to have been revoked with the consent of Lender.

Very truly yours,

GIT HERITAGE IV MEZZ, LLC, a Delaware limited liability company

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

, a

By:
Name:
Its: